UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2026

ANKAM INC.

(Exact name of registrant as specified in its charter)

NV	000-56526	61-1900749
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Wang Wen Lung

5F., No. 97, Jingye 1st Rd., Zhongshan Dist., Taipei City 104, Taiwan (R.O.C.).

(Address of Principal Executive Offices) (Zip Code)

+886-928486237

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

ANKAM, Inc. (OTC: ANKM) ("ANKAM" or the "Company") is filing this Current Report on Form 8-K to correct inaccurate statements made in the media regarding its relationship with T&E Global.

On or about January 28, 2026, ANKAM became aware of a news article published on or about January 4, 2026, on New-Reporter.com, which contained inaccurate statements about the Company’s relationship with T&E Global. The Company promptly investigated and determined that the information originated from an unauthorized press release issued by T&E Global on or about January 4, 2026. ANKAM did not issue, approve, or authorize the T&E Global press release or the subsequent news coverage.

ANKAM also issued a corrective press release (the “Corrective Press Release”) on January 29, 2026, to ensure that investors, stakeholders, and the public receive accurate information regarding its relationship with T&E Global. The press release reiterates that ANKAM has no current formal business agreements or former relationships with T&E Global and clarifies the nature of Mr. Wang Wen Lung’s dual ownership.

Clarification of Relationship with T&E Global

ANKAM confirms that T&E Global is not a subsidiary, division, or core business unit of ANKAM. The only formal connection between ANKAM and T&E Global is that Mr. Wang Wen Lung, ANKAM’s President, Chief Executive Officer, Chief Financial Officer, and Director, is also the Chief Executive Officer and a major shareholder of T&E Global. Mr. Wang owns 71.05% of ANKAM’s outstanding shares and 30.4% of T&E Global’s outstanding shares. There are no other related parties, family members, or affiliates connected to Mr. Wang with relationships to either company.

No Current Transactions or Agreements

ANKAM confirms that there are no current formal business relationships, contractual agreements, joint operations, or strategic initiatives between ANKAM and T&E Global. The Company has reviewed its records and confirms that no transactions (including loans, payments, asset transfers, or services) have occurred between the two entities during the past fiscal year or to date. Any prior discussions regarding potential future opportunities have been preliminary and non-binding.

Preliminary Discussions for Potential Software Services Agreement

ANKAM, a software company specializing in CRM solutions for sales organizations, confirms it is engaged in initial, preliminary, and non-binding discussions with T&E Global, a direct sales and multi-level marketing company focused on health, herbal, and supplement products. These discussions explore the potential for T&E Global to utilize ANKAM’s software service platform to manage its sales operations. The Company emphasizes that these discussions are preliminary, and no binding contracts, commitments, or formal agreements have been executed. There can be no assurance that these discussions will result in a definitive agreement or transaction.

Given Mr. Wang Wen Lung’s dual roles as President, CEO, and Director of ANKAM and CEO and major shareholder of T&E Global, ANKAM has implemented strict protocols to ensure all negotiations are conducted at arm’s length. Mr. Wang has fully recused himself from all discussions and decision-making processes related to this potential arrangement, with his recusal documented in board minutes. The board of directors has been briefed on these discussions, and any future transaction would require further negotiation, due diligence, and approval in accordance with ANKAM’s Related Party Transaction Policy.

As with any potential transaction, there may be risks and uncertainties, including those related to regulatory compliance, operational integration, and market conditions.

2

Future Transactions and Arm’s-Length Commitments

Should ANKAM and T&E Global explore future transactions, the following processes will apply:

•	Any potential transaction will be reviewed and approved by a committee of the ANKAM board of directors in accordance with ANKAM’s Related Party Transaction Policy.
•	Third-party valuations or fairness opinions will be sought to ensure transactions are conducted on arm’s-length terms.
•	Mr. Wang will recuse himself from all negotiations, and his recusal will be documented in board minutes.

Conflicts of Interest Policy

ANKAM maintains a formal Related Party Transaction Policy, which requires:

•	Prior approval of all related party transactions by the board.
•	Independent valuation of any material transactions.
•	Full disclosure of all related party transactions in SEC filings. The policy applies to all directors, officers, and significant shareholders and is designed to ensure compliance with SEC regulations and best governance practices.
•	The policy applies to all directors, officers, and significant shareholders and is designed to ensure compliance with SEC regulations and best governance practices.

Disclosure and Compliance

ANKAM is committed to full transparency and compliance with SEC regulations. Any material future transactions with T&E Global will be disclosed in a timely manner via 8-K or 10-Q filings.

Board Oversight

The disclosures in this 8-K have been reviewed and approved by the ANKM board of directors.

Risk Factors

While Mr. Wang’s dual ownership does not currently present conflicts of interest, ANKAM acknowledges the potential for perceived governance risks, including investor perceptions of divided loyalty. The Company is committed to maintaining robust internal controls, independent oversight, and transparency to mitigate these potential risks.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Any statements regarding potential future transactions between ANKAM and T&E Global are forward-looking and subject to risks, including regulatory approvals, market conditions, and the Company’s discretion. ANKAM undertakes no obligation to update these statements unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Corrective Press Release issued by ANKAM, Inc. on January 29, 2026
104	Cover Page Interactive Data File (formatted in Inline XBRL in Exhibit 101).

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANKAM, INC.

Date: January 29, 2026	By:	/s/ Wang Wen Lung
Name: Wang Wen Lung Title: President and Chief Executive Officer

4